UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)               December 7, 1998
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                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                     1-3551                 25-0464690
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)




420 Boulevard of the Allies, Pittsburgh, Pennsylvania              15219
       (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code        (412) 261-3000
                                                   -----------------------------



                                      NONE
         (Former name or former address, if changed since last report)

Item 2.       Acquisition or Disposition of Assets.

On September 12, 1998, AEP  Resources,  Inc., and  affiliates,  subsidiaries  of
American Electric Power, a New York corporation ("Buyer"), entered into a Purchase Agreement (the "Purchase Agreement") with certain subsidiaries of Equitable Resources, Inc., a Pennsylvania corporation ("Registrant"), pursuant to which Buyer agreed to purchase substantially all of Registrant's natural gas midstream operations (the "Business"). The Business includes an integrated gas gathering, processing, and storage system in Louisiana and natural gas marketing activities in Houston.

On December 1, 1998, (the "Closing Date"), the sale of the Business was completed. Buyer, through certain wholly-owned subsidiaries, acquired from Registrant on the Closing Date certain trading assets and all of the outstanding stock of Equitable Storage Company LLC and Equitable Pipeline Company and subsidiaries which include Louisiana Intrastate Gas Company, LLC and its affiliates.

In accordance with the Purchase Agreement, Buyer and its affiliates paid to Registrant and its affiliates on the Closing Date $320,000,000 as adjusted pursuant to the Purchase Agreement (the "Purchase Price"). Registrant and its affiliates retained as of the Closing Date certain specified liabilities. Except as specifically provided in the Purchase Agreement, the Buyer and its affiliates generally assumed all liabilities of the Business arising from the operations, activities, and transactions of the Business.

The Purchase Agreement provides that the Purchase Price is subject to final adjustment. Such an adjustment to the Purchase Price will be determined after completion of a closing balance sheet of the Business as at November 30, 1998. Such closing balance sheet must be delivered by Registrant to Buyer within 120 days of the Closing Date. As with any other dispute among the parties with respect to the Purchase Agreement, any unresolved dispute concerning a possible adjustment to the Purchase Price will be subject to binding arbitration.

Net proceeds of this transaction will be used to further strategies of the Registrant and may be used to retire debt, fund stock repurchases or for new investments.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              EQUITABLE RESOURCES, INC.
                                                     (Registrant)


                         By                      /s/ David L. Porges
                                             _____________________________
                                                     David L. Porges
                                               Senior Vice President and
                                                 Chief Financial Officer


December 7, 1998